SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2007

JEWETT-CAMERON TRADING COMPANY, LTD

(Exact name of registrant as specified in its charter)

BRITISH COLUMBIA	000-19954	NONE
(State or other jurisdiction of incorporation)	(Commission file no.)	(I.R.S. employer identification no.)

32275 N.W. Hillcrest, North Plains, Oregon		97133
(Address of principal executive offices)		(Zip code)

(503) 647-0110
(Registrant’s telephone No. including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 8.01

Three for Two Common Stock Split

The Company announced that stockholders at the Company’s annual meeting, which was held on March 9, 2007, approved a three for two stock split to be distributed on or about March 23, 2007 to stockholders of record on March 19, 2007.  Pursuant to the stock split, each stockholder will receive one new share of common stock for each two shares already owned.  As of December 31, 2006 there were 1,584,859 common shares outstanding; after the stock split common shares would increase to 2,377,289.

Item 9.01 Financial Statements and Exhibits

Exhibit No.

Description

99.1

Jewett-Cameron Trading Company Ltd. press release dated March 13, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: March 13, 2007

JEWETT-CAMERON TRADING COMPANY LTD.

By: /s/      Donald M. Boone

President/CEO/Director